                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                                  /s/  Howard F. Etling
                                                  ------------------------------
                                                  Howard F. Etling

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOSEPH W. POPE the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                                  /s/  Thomas M. Teschner
                                                  ------------------------------
                                                  Thomas M. Teschner

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                                  /s/ Earle J. Kennedy, Jr.
                                                  ------------------------------
                                                  Earle J. Kennedy, Jr.

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                                  /s/  Joseph W. Beetz
                                                  ------------------------------
                                                  Joseph W. Beetz

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                                  /s/  Norville K. McClain
                                                  ------------------------------
                                                  Norville K. McClain

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                        /s/  Daniel J. Queen
                                        -------------------------------
                                        Daniel J. Queen

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                        /s/  Douglas P. Helein
                                        -------------------------------
                                        Douglas P. Helein

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER and JOSEPH W. POPE, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                        /s/  Richard G. Schroeder, Sr.
                                        -------------------------------
                                        Richard G. Schroeder, Sr.

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                           SOUTHSIDE BANCSHARES CORP.


         KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints THOMAS M. TESCHNER the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Southside Bancshares Corp. in connection with the Southside Bancshares Corp. 1998 Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of October, 1999.




                                        /s/  Joseph W. Pope
                                        -------------------------------
                                        Joseph W. Pope